COLT SECURITIZATION DEPOSITOR, LLC abs-15g

Exhibit 99.26

EXECUTIVE SUMMARY

COLT 2026-2

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party diligence provider, performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by Lone Star Residential Acquisitions, LLC (the “Client”). The Review was conducted from October 2025 to February 2026 on mortgage loans (the “Loans”) originated from August 2025 to February 2026.

The review consisted of 100% of the population of 118 loans with an original loan balance of $54,173,720.00.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The credit review included the following (collectively, the “Credit Review”):

1.	Review Initial & Final Application

a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent or reconciled.

b.	Validate Social Security/Taxpayer Identification number is valid

c.	Compare data on final form 1003 with the data from verifications

d.	Form is complete, signed, dated, on or before loan consummation date, and NMLS is complete

2.	Review AUS Decision and Approval Conditions

a.	Underwriting decision is supported (manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)

b.	Validation of income calculations

c.	Validation of assets/funds to close

d.	Validation of debt-to-income ratio (“DTI”) calculations

e.	Validation of debt service coverage ratio (“DSCR”) calculations

f.	Validation of LTV calculations

g.	Validation of payment shock calculations if applicable

h.	DSCR Loans

i.	Review of hazard coverage and verification that sufficient coverage was in place on subject and all premiums were included in DSCR calculation

ii.	Mortgage insurance certificate was in file, if applicable, and coverage was sufficient, and premium was included in DSCR

iii.	Review of rental income and/or market rents and validation of DSCR calculation

3.	Review Occupancy/Red Flags

a.	Validates Social Security number and year issued

b.	Verifies address information associated with the borrower (s)

c.	Occupancy is supported

d.	Occupancy red flags adequately addressed

4.	Reverification of Borrower Original and Audit Credit Report

a.	Validate names, social security number(s), and addresses

b.	“Doing business as” or “also known as” names investigated and cleared

c.	Validate credit inquiries within 90 days have been properly addressed

d.	Acceptable credit history and credit score requirements in conformance with applicable guidelines

5.	Reviews Fraud Report to compare vs loan documentation:

a.	Validates Social Security number and year issued

b.	Verifies address information associated with the Borrower (s)

c.	Confirms OFAC clearances

d.	Reveals any potential bankruptcy filings

6.	Review of Borrower Employment, Income, and Asset Information

a.	Employment

i.	Compare for conflicting information

ii.	Check dates for document expiration

iii.	Complete forms and documentation

iv.	Evaluate history and stability of employment

b.	Income

i.	Review employment and income by analyzing income documents and comparing against re-verification documents

ii.	W-2s and Paystubs, if applicable

iii.	Transcripts (as applicable) support income

iv.	Tax Returns and Profit and Loss Statements, as applicable

v.	Bank Statements or other Alternate Income documents as required by the guidelines

vi.	Consistent/Continuing Employment, if applicable

c.	Rental Income

i.	Compare for conflicting information

ii.	Check dates for document expiration

iii.	Review rental income or DSCR by analyzing income documents and comparing against re-verification documents

iv.	Leases, proof of rent received, 3rd party market rent validation, as applicable

v.	Proof of Short Term rents received, as per guidelines

d.	Assets

i.	Confirm adequate funds to cover required down payment and closing costs and reserves

ii.	Check dates for document expiration

iii.	Sufficient funds were sourced and seasoned

iv.	Gift funds verified and met guidelines

7.	Review Sales Contract

a.	Complete and executed

b.	Earnest Money Deposit verified

c.	Parties are consistent

d.	Seller contributions are within guidelines

8.	Hazard and Flood (if applicable)

a.	Verify sufficient coverage

b.	Verify coverage is for subject

c.	Validate all premiums are included in DTI and any required upfront premium is paid

9.	Mortgage Insurance (if applicable)

a.	Certificate in file

b.	Sufficient Coverage

c.	Premium indicated and included in DTI

10.	Review Title Commitment/Policy

a.	Vesting correct

b.	Lien position

c.	Legal description

d.	Validate no encumbrances

11.	Review Closing Documents

a.	Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures and NMLS identifiers

b.	Correct and complete instruments

c.	Closing Disclosure or Settlement Statements

d.	Right to Cancel (if applicable)

12.	Qualified Mortgage / Ability-to-Repay Review

Loans with application dates after January 10, 2014 and prior to October 1, 2022 are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z of the Truth in Lending Act, as amended. Effective October 1, 2022, loans with application dates on or after such date must comply with the General QM Final Rule, as well as the ATR rule. For these Loans, MaxDiligence will (a) confirm that the creditor provided a QM designation and (b) review the Loan for the eight (8) underwriting factors set forth Section 12(E)

a.	MaxDiligence reviewed each mortgage loan to determine each mortgage loan’s status under the QM and ATR rule requirements and assign a QM and ATR designation as determined by MaxDiligence. MaxDiligence will note as a material exception if its QM and ATR designations do not confirm to the originator’s original QM and ATR designations. Additionally, MaxDiligence will note if an originator’s mortgage loan designation was not provided. MaxDiligence shall use the following designations:

i.	MaxDiligence utilizes the following QM designations for applicable loans:

a)	QM Safe-Harbor (also known as General QM)

b)	QM Rebuttal Presumption (including Higher-priced loans)

c)	Temporary QM (for all applications prior to October 1, 2022)

d)	Non-QM

ii.	MaxDiligence utilizes the following ATR designations for applicable loans:

a)	ATR Compliant

b)	ATR Fail

c)	ATR Exempt

b.	In order to determine the QM designation, as applicable, MaxDiligence will review each Loan for the following:

i.	Use of any risky mortgage loan features and terms (e.g. an interest only feature or negative amortization);

ii.	Do the “points and fees” exceed the applicable QM threshold;

iii.	Was monthly payment calculated appropriately;

iv.	Did the creditor considered and verify income or assets at or before consummation;

v.	Did the creditor appropriately considered debt obligations, alimony and child support;

vi.	For mortgage loan applications prior to October 1, 2022, if the DTI ratio exceeded 43% (calculated in accordance with Appendix Q to Regulation Z).

vii.	For mortgage loan applications on and after October 1, 2022, for which the annual percentage rate does not exceed the average prime offer rate for a comparable transaction as of the date the interest rate is set by the amounts specified based on loan amount (adjusted annually on January 1 by the annual percentage change in the Consumer Price Index for All Urban Consumers (CPI-U) that was reported on the preceding June 1) and the lien position of the proposed credit:

a)	For a first-lien covered transaction with a loan amount greater than or equal to $110,260 (indexed for inflation), 2.25 or more percentage points; or

b)	For a first-lien covered transaction with a loan amount greater than or equal to $66,156 (indexed for inflation) but less than $110,260 (indexed for inflation), 3.5 or more percentage points; or

c)	For a first-lien covered transaction with a loan amount less than $66,156 (indexed for inflation), 6.5 or more percentage points; or

d)	For a first-lien covered transaction secured by a manufactured home with a loan amount less than $110,260 (indexed for inflation), 6.5 or more percentage points; or

e)	For a subordinate-lien covered transaction with a loan amount greater than or equal to $66,156 (indexed for inflation), 3.5 or more percentage points; or

f)	For a subordinate-lien covered transaction with a loan amount less than $66,156 (indexed for inflation), 6.5 or more percentage points.

c.	Upon completion of Section 12(B) above, if a Loan is determined to be a QM loan, MaxDiligence will determine if the Loan is a Higher-Priced Mortgage Loan (“HPML”) as defined by 12 CFR 1026.35:

i.	If the Loan is HPML, then the Loan shall be designated as QM Rebuttal Presumption (Higher Priced);

ii.	If the Loan is not an HPML, then the Loan shall be designated as QM Safe Harbor.

d.	Upon completion of Section 12(B) above, for each Loan that is designated as Non-QM, MaxDiligence then will determine whether the mortgage loan complies with the ATR rule, in accordance with the Guidelines.

e.	MaxDiligence will evaluate the Loan for ATR compliance based on the following eight factors and will verify such information using reasonably reliable third-party records, at or before consummation:

i.	Income / Assets: Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves, to confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan. Review Loan documentation for required level of income and asset verifications.

ii.	Employment: Review file documentation for required level of employment.

iii.	Monthly Mortgage Payment: Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.

iv.	Simultaneous Loans: Ensure that all concurrent Loans were included in the DTI calculation, to properly assess the ability to repay.

v.	Mortgage-Related Obligations: Validate that the subject Loan’s monthly payment calculation includes principle, interest, taxes, and insurance, as well as other costs related to the property such as homeowners’ association fees, private mortgage insurance, ground rental fees, etc.

vi.	Debts / Obligations: Validate monthly recurring non-mortgage-related liabilities.

vii.	DTI / Residual Income - Validate DTI or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.

viii.	Credit History: Review credit report for credit history and required credit depth, including any / all inquiries, and determine a representative credit score from the credit report.

f.	Upon completion of Section 12(E) above, MaxDiligence will assign an ATR designation.

Property Review

MaxDiligence performed a “Property Review,” which included the following:

1.	Property Review

a.	MaxDiligence’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. MaxDiligence’s review will include verifying the appraisal report:

b.	On the appropriate GSE form:

i.	All elements of appraisal are present

ii.	Ensure all applicable Loan documents match appraisal information

iii.	Property is acceptable collateral for Loan program

iv.	Completed by an appraiser that was actively licensed to perform the valuation

v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title

XI of FIRREA, or if the appraisal was performed for another lender, the file contains a transfer letter from the original lender

vi.	The original appraisal report is made and signed prior to the final approval of the mortgage loan application; Any revisions, if made known to MaxDiligence, to the original report are documented and dated completed and dated within the guideline’s restrictions,

vii.	The original appraisal is ‘As is’ or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

viii.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file but notes a variance above 10% or an inconclusive value, MaxDiligence recommended a BPO or field review be ordered.

ix.	With regard to the use of comparable properties, MaxDiligence’s review will (a) reviewed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (c verified that comparable properties used are similar in size, style, and location to the subject, and (d) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

x.	Other aspects of MaxDiligence’s review included (i) verifying that the address matched the mortgage note, ((ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

c.	If more than one valuation was provided, MaxDiligence will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, MaxDiligence will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in MaxDiligence’s review result in a variance of more than 10% then the client will be notified of such variance.

d.	MaxDiligence confirmed to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, MaxDiligence will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

e.	In addition, MaxDiligence accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

Compliance Review

“Compliance Review” means that MaxDiligence reviewed each Loan to determine, as applicable and subject to the limitations below, whether the Loan complied with the applicable Federal, State, and local regulatory requirements, each as amended. A Compliance Review shall not apply to business purpose loans.

The below Compliance Review is applicable to Loans with an application date on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”). With regard to TRID testing, MaxDiligence implemented the TRID scope of review as detailed in (i) Section III -Regulatory Compliance of the SFA RMBS TRID Grid 4.0 Compliance Review Scope published by the Structured Finance Association (formerly SFIG) (the “SFA RMBS Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. On an ongoing basis, MaxDiligence reviews updated interpretations of TRID through informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”), such CFPB guidance may cause changes in the review scope and severity of TRID related exceptions, including applicable cures. While MaxDiligence continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity.

1.	Loan Estimates (“LEs”)

a.	Review the Initial LE and confirm (i) the correct form was used; (ii) all sections of the Initial LE are completed; and (iii) the Initial LE accurately reflects the information provided to MaxDiligence

b.	If there is a Revised LE, confirm (i) that there is a “valid reason” for the Revised LE; and (ii) that the Revised LE was issued within three (3) days of the change.

c.	Determine which LE in the file is the “final binding” LE for the purpose of Tolerance Testing. A Revised LE that is issued after the CD, or that does not state a valid reason will not be used for the purposes of Tolerance Testing. All revised LEs issued to the consumer will be reviewed for accuracy of terms.

d.	Confirm initial LE was delivered within three (3) Business Days from the application date, and at least seven (7) Business Days prior to the consummation date.

e.	Confirm revised LE was delivered within three (3) Business Days from date of the “valid reason” giving rise to the Revised LE, and at least four (4) Business Days prior to the consummation date.

f.	Confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations

2.	Closing Disclosures (“CDs”)

a.	Review the CD review and confirm (i) the correct form was used; (ii) all sections of the CD are completed; and (iii) the CD accurately reflects the information provided to MaxDiligence.

b.	If a subsequent CD is issued, confirm (i) that there was a valid reason for the change; (ii) that the CD was issued within three (3) days of the change; and (iii) whether the reason for the change requires a new 3-day waiting period prior to the consummation date.

c.	Confirm Initial CD, and any subsequent CD with material changes (i.e. changes that require a new waiting period), was received at least three (3) Business Days prior to the consummation date. With respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation.

3.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

Rescission

a.	Failure to provide the right of rescission notice;

b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

c.	errors in the right of rescission notice;

d.	failure to provide the correct form of right of rescission notice;

e.	failure to provide the three (3) Business Day rescission period; and

f.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

4.	Tolerance Testing. Compare the fees disclosed in the final binding LE to those in the final CD, and confirm that final CD fees are within the permitted tolerances. Confirm the total of payments are considered accurate as defined by Regulation Z. Confirm Finance Charge tolerances are correct.

5.	Subsequent Changes. Review the file to determine (i) whether there is evidence that certain changes or errors (per the regulation) were discovered subsequent to closing, (ii) and whether the Loan originator followed the prescribed cure. Test for evidence such as a copy of the refund check, or a corrected, post-consummation CD (“PCCD”), and iii) with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation.

6.	Loan Toolkit (§1026.19):

a.	Confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

b.	Confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) Business Days after receipt of application.

7.	TILA

a.	High-cost Mortgage (§§1026.31, 32 and 33):

i.	Points and fees threshold test;

ii.	APR threshold test;

iii.	Prepayment penalty test; and

iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

b.	Higher-priced Mortgage Loan (§1026.35):

i.	APR threshold test; and

ii.	Compliance with the escrow account and appraisal requirements.

c.	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i.	Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii.	Review relevant document to determine if there was dual compensation; and

iii.	Review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

●	Note: Where available, MaxDiligence reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, MaxDiligence’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

d.	Homeownership counseling (§1026.36):

i.	Determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.

e.	Mandatory Arbitration Clauses (§1026.36):

i.	Determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

f.	Prohibition on Financing Credit Insurance (§1026.36):

i.	Determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance in jurisdictions where it is prohibited.

g.	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i.	Review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii.	Verify the data against the NMLSR database, as available.

8.	RESPA:

a.	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i.	Confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

ii.	Verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) Business Days of application;

iii.	Confirm the presence of the Your Home Loan Toolkit/Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;

iv.	Confirm the Your Home Loan Toolkit /Special Information Booklet was provided within three (3) Business Days of application;

v.	Confirm the presence of the CHARM booklet when applicable;

vi.	Confirm that the CHARM booklet was issued within three (3) Business Days of application;

vii.	Confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;

viii.	Confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) Business Days of application;

ix.	Confirm the Affiliated Business Arrangement Disclosure is executed;

x.	Confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;

xi.	Confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) Business Days of application; and

xii.	Confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

9.	ECOA: The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a.	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i.	Timing and content of the right to receive copy of appraisal disclosure;

ii.	Charging of a fee for a copy of the appraisal or other written valuation;

iii.	Timing of creditor providing a copy of each appraisal or other written valuation; and

b.	iv) With respect to a borrower that has waived the three (3) Business Day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) Business Days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

10.	Other Provisions

a.	Texas:

i.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

b.	Fed/State/Local Predatory Lending:

i.	The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

c.	Prepay Penalties and Late Fees:

i.	Federal and state specific late charge and prepayment penalty provisions.

11.	Exclusions. MaxDiligence will not test:

a.	Loan types that are excluded from compliance with TRID.

b.	Technical formatting of disclosures.

c.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

d.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued

e.	Whether any fee is a “bona fide” fee for third-party services

f.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 66.95% of the pool receiving an overall “A” grade.

Final Loan Grades

Rating Agency Final Overall Grade Summary

Overall	# of Mortgage Loans	% of Mortgage Loans
A	79	66.95%
B	39	33.05%
C	0	0.00%
D	0	0.00%
Total	118	100.00%

Final Credit Grade Summary
Credit	# of Mortgage Loans	% of Mortgage Loans
A	82	69.49%
B	36	30.51%
C	0	0.00%
D	0	0.00%

Total	118	100.00%

Final Property Grade Summary
Property	# of Mortgage Loans	% of Mortgage Loans
A	114	96.61%
B	4	3.39%
C	0	0.00%
D	0	0.00%
Total	118	100.00%

Final Compliance Grade Summary
Compliance	# of Mortgage Loans	% of Mortgage Loans
A	118	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	118	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (i.e., a loan with a Credit Grade of “A”, Compliance Grade of “B”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	All Interested Parties Not Checked with Exclusionary Lists	2
		Approval - Lender Income Calculation Missing	2
		Approval/Underwriting Summary Deficient	2
		Approval/Underwriting Summary Not Provided	6
		Asset 1 Does Not Meet Guideline Requirements	1
		Asset 1 Missing	1
		Asset 2 Expired	1
		Asset 4 Does Not Meet Guideline Requirements	1
		Asset 4 Less Than 2 Months Verified	1
		Asset Qualification Does Not Meet Guideline Requirements	1
		Assets - Authorization Access for Joint Account	1
		Assets - Earnest Money Deposit	1
		Assets - Insufficient Cash to Close or Reserves	1

Assets - Miscellaneous	1
Audited DTI Exceeds Guideline DTI	1
Audited LTV Exceeds Guideline LTV	1
Borrower 1 3rd Party VOE Prior to Close Missing	2
Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	2
Borrower 1 Gap Credit Report is Missing	5
Borrower 1 Lease Agreements Missing	1
Borrower 2 3rd Party VOE Prior to Close Missing	1
Borrower 2 Paystubs Missing	1
Calculated DSCR does not meet the Minimum DSCR allowed	1
Citizenship Documentation Not Provided	1
Corporation/LLC: EIN Doc is Incomplete	2
Corporation/LLC: Operating Agreement Doc is Incomplete	1
Eligibility - Borrower Identity	3
Employment - Potential Issues	1
Evidence of Property Tax Missing	2
Final Settlement Statement Missing.	2
Flood Certificate Missing	3
Fraud Report - Fraud Alerts	1
Fraud Report Shows Uncleared Alerts	1
Gift Letter - Missing	1
Gift Letter - No Evidence for Transfer of Funds	1
Hazard Insurance Coverage Amount is less than Required Coverage Amount	3
Hazard Insurance Policy is Missing	4
Hazard Insurance Policy is Partial	1
HO6 Master Insurance Policy is Missing	1
Housing History Does Not Meet Guideline Requirements	4
Income - Guideline Requirements	1
Income - LOE Missing	2
Income - Rental Property	2
Liabilities - Payoff Missing	1
Liabilities - REO	7
Master Policy Expiration Date is Prior To the Transaction Date	1
Missing Business Purpose Affidavit	2
Missing Property Tax Cert	3
Missing VOM or VOR	2
No Credit Findings	43
OFAC Check Not Completed and/or Cleared	2
Potential Occupancy/Current Address Issues identified in the file	1
Program Parameters - Guidelines Conformity	2
Program Parameters - Product Type	1
Property Title Issue	5
Third Party Fraud Report not Provided	3

		Title - Ownership Issue	2
		Title - Unpaid Liens	1
		Title Document Missing	3
		Total Credit Grade (A) Exceptions	153
Credit	B	Asset do not meet guidelines	1
		Audited CLTV Exceeds Guideline CLTV	7
		Audited FICO is less than Guideline FICO	2
		Audited HCLTV Exceeds Guideline HCLTV	6
		Audited Loan Amount is less than Guideline Minimum Loan Amount	1
		Audited LTV Exceeds Guideline LTV	13
		Builder is in control of HOA	1
		Calculated DSCR does not meet the Minimum DSCR allowed	2
		Credit Documentation - Letter of Explanation	1
		Eligibility - Investor Experience	4
		Employment - Insufficient Years Self-Employed	1
		Housing History Does Not Meet Guideline Requirements	1
		Inadequate Hazard Insurance Coverage - Hazard Insurance Coverage is less than all Subject Lien(s) and Replacement Cost Value Provided	1
		Other Credit Finding	1
		Program Parameters - Borrower/Business Entity Ineligibility	2
		Program Parameters - Guidelines Conformity	6
		Program Parameters - LTV	1
		Program Parameters - Seller Contributions	1
		Title - Ownership Issue	1
		Total Credit Grade (B) Exceptions	53
Property	A	Appraisal is Expired	1
		Appraisal is Missing	1
		Loan Purpose is Purchase but Purchase Contract Doc is Missing	1
		Missing Doc - 3rd Party Valuation Product/Missing	7
		Property is Lease Hold	1
		Value - Value is supported within -10% of original appraisal amount	106
		Total Property Grade (A) Exceptions	117
Property	B	Property Issue - Property Size	3
		Value - AVM/BPO/Desk Review did not support Value within -10%	1
		Total Property Grade (B) Exceptions	4
Compliance	A	1-4 Family Rider is Missing	5
		Charges That Cannot Increase Test (50001251)	1
		Closing Detail Statement Indicator is Missing	2
		Federal - Closing Disclosure and Consummation Date	1
		Insufficient Change of Circumstance (50001252)	1
		Intent to Proceed is Missing or Incomplete	2
		Loan Originator NMLS is Not Valid	1
		Loan Originator NMLS Status is Unknown	1
		Missing Attorney Preference Letter	1

Missing Doc - Affiliated Business Disclosure/Missing	1
Missing Doc - Homeownership Counseling Disclosure/Missing	2
Missing evidence Mortgage/Deed of Trust will be recorded	1
Missing evidence of rate lock	1
Missing Prepayment Rider	1
No Compliance Findings	24
No Compliance Tests Performed	75
PUD Rider is Missing	2
The Deed of Trust is Incomplete	1
The Deed of Trust is Missing	1
The Final 1003 is Missing	1
The Initial 1003 is Missing	1
TRID: Missing Final Closing Disclosure	1
TRID: Missing Initial Closing Disclosure	1
TRID: Missing Loan Estimate	1
Total Compliance Grade (A) Exceptions	129

Tape Integrity Review Results Summary

As part of the Credit, Property and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Of the 118 mortgage loans reviewed, 75 unique mortgage loans (by loan count) had a total of 144 different tape discrepancies across 35 data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by MaxDiligence was not treated as a data variance.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
Amortization Term	1	118	0.85%
Application Date	1	118	0.85%
B1 Verified Citizenship Designation	1	118	0.85%
Borrower 1 Citizen	5	118	4.24%
Borrower 1 Entity Type	1	118	0.85%
Borrower 1 First Name	2	118	1.69%
Borrower 1 FTHB	1	118	0.85%
Borrower 1 Last Name	11	118	9.32%
Borrower 1 Qualifying Income	9	118	7.63%
Borrower 1 Self-Employment Flag	1	118	0.85%

Borrower 2 First Name	2	118	1.69%
Borrower 2 Last Name	1	118	0.85%
Borrower 3 First Name	1	118	0.85%
Calculated DSCR	9	118	7.63%
Cash out Include Debt Paid at Close	2	118	1.69%
Final Reviewed QM Status	5	118	4.24%
Interest Only Flag	1	118	0.85%
Interest Rate	8	118	6.78%
Is the Condo Project warrantable	1	118	0.85%
Loan Amount	1	118	0.85%
Loan Type	11	118	9.32%
Number of Units	1	118	0.85%
Occupancy	1	118	0.85%
Originator DSCR	3	118	2.54%
Primary Appraised Property Value	1	118	0.85%
Property Type	9	118	7.63%
Property Zip Code	3	118	2.54%
Qualifying CLTV	5	118	4.24%
Qualifying FICO	9	118	7.63%
Qualifying LTV	5	118	4.24%
Qualifying Total Debt Income Ratio	4	118	3.39%
Qualifying Total Reserves Number of Months	16	118	13.56%
Reviewed Total Debt Income Ratio	2	118	1.69%
Underwriting Guideline Version Date	4	118	3.39%
Verified Doc Type	6	118	5.08%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Property Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Property Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.